UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

462 7th Avenue, 4th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2015, Snap Interactive, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Sigma Opportunity Fund II, LLC (the “Purchaser”), pursuant to which the Company issued (i) 350,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) a 12% senior secured convertible note in the principal amount of $3,000,000 (the “Note”) and (iii) a warrant to purchase up to 10,500,000 shares of Common Stock at an exercise price of $0.35 per share (the “Warrant”), for aggregate gross proceeds of $3,000,000 (the “Private Placement”). Aegis Capital Corp. acted as the exclusive placement agent in the Private Placement.

In connection with the Private Placement, the Company also entered into a Security Agreement, an Advisory Services Agreement and various ancillary certificates, disclosure schedules and exhibits in support thereof, each dated February 13, 2015. In addition, SNAP Limited Mobile, a wholly owned subsidiary of the Company, entered into a Subsidiary Guarantee in favor of the Purchaser, dated February 13, 2015.

The following is a brief summary of each of those agreements. These summaries are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

Purchase Agreement

The Purchase Agreement provides for the purchase by the Purchaser and the sale by the Company of the Shares, the Note and the Warrant (collectively, the “Investor Securities”). The Purchase Agreement contains representations and warranties of the Company and the Purchaser that are typical for transactions of this nature. The representations and warranties of the Company in the Purchase Agreement are qualified by reference to certain exceptions contained in the disclosure schedules delivered to the Purchaser. Accordingly, the representation and warranties contained in the Purchase Agreement should not be relied upon by third parties who have not reviewed those disclosure schedules and the documentation surrounding the transaction as a whole.

The Purchase Agreement contains covenants on the part of the Company that are typical for transactions of this type, as well as the following covenants:

•	Should the Company fail to timely remove a restrictive legend from a certificate for the Shares or the shares of Common Stock issued or issuable upon the conversion of the Note or upon exercise of the Warrant (the “Underlying Shares”), the Company is required to pay the Purchaser certain liquidated damages penalties.

•	Until the earliest of the time that (i) no Purchaser owns Investor Securities or (ii) the Warrant is no longer outstanding, the Company is required to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

•	Should the Company, at any time during the period commencing from August 13, 2015 and ending at such time that all of the Shares and Underlying Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), fail to satisfy the public information requirement under Rule 144(c) of the Securities Act, the Company shall pay the Purchaser liquidated damages in cash equal to 0.25% of the Purchaser’s aggregate subscription amount on the date of such failure and on each day thereafter until such public information failure has been cured or such time as public information is no longer required pursuant to Rule 144. If the Company fails to make liquidated damage payments in a timely manner, such payments will bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

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•	The Company is required to use the proceeds from the Private Placement for general working capital purposes and other cash outflows associated with the transaction contemplated by the Purchase Agreement, as set forth in the Company’s disclosure schedules. The Company may not use any of the proceeds from the Private Placement (i) for the repayment of debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (ii) for the redemption or repurchase of any equity securities, (iii) for the settlement of any outstanding litigation, or (iv) in violation of Foreign Corrupt Practices Act of 1977, as amended, or the Office of Foreign Assets Control of the U.S. Treasury Department regulations.

•	The Company is required to indemnify the Purchaser for certain losses resulting from (i) any breach of any representation or warranty made by the Company or any obligation of the Company and (ii) certain third party claims.

•	The Company is required to ensure that, on a continuous basis, there is a sufficient number of shares authorized that equals or exceeds the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future, including any Underlying Shares issuable upon exercise in full of the Warrant and conversion in full of the Note, ignoring any conversion or exercise limits set forth therein, and assuming an exercise price and conversion price that is equal to 75% of the then current exercise price and conversion price, respectively, and all the Shares and Underlying Shares are required to be approved for listing on the Company’s principal trading market.

•	If at any time the Company determines to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offering of its equity securities under the Securities Act (other than on Form S-4 or Form S-8), the Company shall send written notice of such determination to the Purchaser and, if within ten days after receipt of such notice, the Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of the Shares or Underlying Shares the Purchaser requests to be registered, subject to certain other limitations for underwritten public offerings.

•	At any time after the Purchaser converts its Note into at least 5,000,000 shares of Common Stock (subject to adjustments in accordance with its terms) until such time as it beneficially owns less than 3% of the Common Stock of the Company, the Purchaser shall have the right to nominate one director to the Company’s board of directors (the “Board”), subject to the Company’s approval of such person (which may not be unreasonably withheld). The Company has agreed to use its best efforts to cause such nominee to be elected to Board.

•	If the Company does not have at least one independent director (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) by June 30, 2015, the Purchaser shall have the right to nominate one independent director to the Board, subject to the Company’s approval of such person (which may not be unreasonably withheld). The Company has agreed to use its best efforts to cause such nominee to be elected to its Board.

•	In the event that Alexander Harrington voluntarily resigns from the Company, the Company will use its best efforts to retain Mr. Harrington (i) as an employee for no less than 45 days after he resigns in order for the Company to conduct a search for his replacement (which replacement shall be subject to the Purchaser’s approval, which will not be unreasonably withheld) and (ii) as a consultant for 6 months following such resignation. Following the termination of Mr. Harrington’s employment for any reason, the Company shall retain the Advisor (as defined below) to perform financial consulting services on behalf of the Company at a rate of $25,000 per month until a replacement is found. Until the time that an approved replacement for Mr. Harrington is hired and commences employment, the Advisor shall have the right to approve payment of all amounts by the Company and its subsidiaries in excess of $5,000 to any payee (which approval will not be unreasonably withheld).

•	The Company is prohibited from transferring any assets, whatsoever, to eTwine, Inc., a subsidiary of the Company (“eTwine”). Within 30 days following February 13, 2015, the Company shall either (i) dissolve eTwine under the Business Corporation Law of New York or (ii) cause eTwine to become party to the Security Agreement and execute a Subsidiary Guarantee in the form delivered by SNAP Mobile Limited for the benefit of the Purchaser at the closing. In addition, within 30 days following February 13, 2015, the Company shall deliver to the Purchaser stock certificates representing 100% of the equity of its subsidiaries incorporated in the United States and 65% of the equity of its subsidiaries incorporated outside of the United States (in each case, together with duly executed stock powers).

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Senior Secured Convertible Note

The Note was issued to the Purchaser in the original principal amount of $3,000,000. The Note matures on the earlier to occur of February 13, 2017 or a change of control transaction (the “Maturity Date”), or such earlier date as required or permitted by the Note, upon which such date the entire outstanding principal balance and any outstanding fees or interest will be due and payable in full. The Note bears interest at a rate 12% per annum, payable monthly on the last business day of each calendar month and on each conversion date (as to that principal amount then being converted, on each optional prepayment date (as to that principal amount then being redeemed) and on the Maturity Date. All overdue accrued and unpaid interest will be increased to a rate equal to the lesser of 20% per annum or the maximum rate permitted by applicable law, which shall accrue daily from the date such interest is due until, and including, the date of actual payment in full.

The Company has an optional prepayment right under the Note that would allow it to prepay some or all of the then outstanding principal amount of the Note at any time after the original issue date by delivering fifteen trading days’ prior written notice to the Purchaser of its intent to prepay such amount under the Note. Notwithstanding the foregoing, the Company may not deliver such notice if there is an unannounced pending or proposed change of control transaction evidenced by a definitive agreement or letter of intent to be announced in the next 60 days unless (i) the Company has disclosed the material terms of such proposed transaction to the Purchaser pursuant to a written non-disclosure agreement executed by the Company and the Purchaser or (ii) the Company requested that the Purchaser, and the Purchaser subsequently refused to, enter into a written non-disclosure agreement.

As long as the Note is outstanding, the Company cannot allow the aggregate cash balance in its bank accounts to fall below $1.35 million (calculated on a rolling ten business day average basis). If such event occurs, the Company has 30 calendar days to cure such violation. If the violation is not cured within the requisite 30-day period, the Company is required make a principal reduction payment of $125,000 on the 31st day after the day on which the cash balance violation first occurred and, for each calendar month thereafter that the aggregate cash balance in the Company’s bank accounts does not equal or exceed $1.5 million (calculated on a rolling fifteen business day average basis), on the fifth business day after the last business day of each subsequent calendar month that such cash balance violation continues.

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Upon any repayment or prepayment of the Note, the Company is also obligated to pay, concurrently, any amounts due to the Advisor (as defined below) under the Advisory Agreement (as defined below), which unpaid amounts will be added to the principal amount outstanding under the Note with interest accruing thereon at the same rate provided in the Note. Furthermore, the Note shall not be deemed paid or satisfied unless and until all such amounts due under the Advisory Agreement have been paid in full.

At any time while the Note is outstanding, the principal and all accrued and unpaid interest on the Note are convertible at the option of the Purchaser into shares of Common Stock at an initial conversion price of $0.20 per share, subject to certain adjustments for stock splits, dividends and other pro rata distributions of the Company’s assets, subsequent equity sales at an effective price per share lower than the conversion price then in effect and other fundamental transactions, including any recapitalization, reorganization, consolidation, merger, spin-off or other business combination (other than a change of control transaction).

The Note contains certain limitations on conversion, including a restriction on the Purchaser’s right to convert to the extent that, after giving effect to the conversion, the Purchaser would own in excess of 4.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased or decreased by the Purchaser upon providing 61 days’ prior written notice to the Company, except that any change will not be effective until the 61st day after such notice is delivered to the Company.

The Note also imposes penalties on the Company for any failure to timely deliver any shares of its Common Stock issuable upon conversion.

The Note contains a variety of events of default that are typical for transactions of this nature, as well as the following events:

•	Any default in the payment of (i) the principal amount of the Note or (ii) interest, liquidated damages and other amounts owing to Purchaser or its affiliate on the Note or pursuant to the Warrant, the Security Agreement, the Subsidiary Guarantee or the Advisory Agreement (collectively with the Note, the “Transaction Documents”), as and when such amounts become due and payable, which default, in the case of an interest payment or default under the foregoing clause (ii), is not cured within three trading days.

•	The failure by the Company to perform a covenant or agreement contained in any of the Transaction Documents (other than a breach of its obligations to deliver shares of Common Stock upon conversion of the Note or exercise of the Warrant), which failure is not cured (if possible to cure) within the earlier of ten trading days after notice of such failure and ten trading days after the Company should have been or was aware of such failure.

•	A material default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) under any of the Transaction Documents or any other material agreement, lease, document or instrument to which the Company or any of its subsidiaries is obligated.

•	The inaccuracy, in any material respect as of the date made or deemed made, of any representation or warranty made in any of the Transaction Documents, any written statement pursuant to thereto or any other report, financial statement or certificate made or delivered to the Purchaser.

•	The Company or any significant subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall become subject to a Bankruptcy Event (as defined in the Note).

•	A default by the Company or any subsidiary of the Company on any of its obligations under any indebtedness that (i) involves an obligation greater than $150,000 and (ii) results in such indebtedness being accelerated.

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•	The Common Stock becoming ineligible for listing or quotation for trading on a trading market (or ineligible to resume listing or quotation) for five trading days.

•	The failure by the Company to deliver stock certificates to Purchaser prior to the fifth trading day after the applicable conversion date or upon exercise of the Warrant or a notice of the Company’s intention not to comply with a request for conversion or exercise, as the case may be.

•	The electronic transfer by the Company of its Common Stock through the Depository Trust Company or other established clearing corporation becomes unavailable or subject to a “chill”.

•	A judgment greater than $100,000 being entered against the Company or any subsidiary of the Company and such judgment is not vacated within 45 days.

If an event of default has occurred and is continuing, then by election of the Purchaser, the sum of all outstanding principal all accrued and unpaid interest, expenses and fees, all accrued but unpaid liquidated damages and any other amounts owing to the Purchaser under the Note (the sum of such amounts, the “Mandatory Default Amount”) shall immediately become due and payable in cash. The Mandatory Default Amount shall accrue interest at a rate equal to the lesser of 20% per annum and the maximum rate permitted under applicable law commencing on the fifth business day after the occurrence the applicable event of default that results in the eventual acceleration of the Note.

The Note contains a variety of covenants on the part of the Company and its subsidiaries that are typical for transactions of this nature, as well as the following negative covenants:

•	No other indebtedness may be incurred, except for certain permitted indebtedness.

•	No other liens may be incurred, except for certain permitted liens.

•	No amendments to any charter documents, including without limitation the Company’s certificate of incorporation and bylaws, in any manner that materially or adversely affects any rights of Purchaser.

•	No repayment, repurchase or offer to repay, repurchase or otherwise acquire any shares of Common Stock or Common Stock equivalents other than as to the Underlying Shares of the Note or Warrant as permitted or required under the Transaction Documents.

•	No repayment, repurchase or offer to repay, repurchase or otherwise acquire any indebtedness other than the Note and (i) regularly scheduled principal and interest payments in effect on the original issue date, (ii) regularly scheduled principal and interest payments in respect of certain permitted indebtedness and (iii) payment to Cliff Lerner on March 25, 2015 of up to $327,00 principal and interest, subject to written certification by the Company that it has $2,169,000 of cash after giving effect to such payment; provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any event of default has occurred.

•	No payment of cash dividends or distributions on any equity securities of the Company.

•	No issuances of any Common Stock or Common Stock equivalents pursuant to Section 3(a)(9) (except such transaction exclusively with the original purchasers of the securities being exchanged) or Section 3(a)(10) of the Securities Act.

•	No transactions with any affiliate of the Company, unless made on an arm’s length basis and expressly approved in writing by the Purchaser and a majority of the Company’s disinterested directors; provided that (i) any extension or renewal of existing arrangements with affiliates, as identified on the Company’s disclosure schedules, will not require further approval or consent and (ii) Purchaser’s written consent with respect to any insider loan will not be unreasonably withheld, delayed or conditioned.

•	No transfer of any assets of the Company or any domestic subsidiary to SNAP Mobile Limited (or any successor thereto).

•	No agreement(s) with respect to any of the foregoing.

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If at any time while the Note is outstanding, the Company issues or sells any Common Stock equivalents or rights to purchase securities of the Company, then the Purchaser holding the Note shall, upon conversion, have the right to acquire the same securities as if it had converted the Note immediately before the date on which a record is taken for such grant or issuance, or, if no record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant or issuance of such purchase rights, subject to the beneficial ownership limitation then in effect under the Note.

Warrant

The Warrant is immediately exercisable to purchase up to an aggregate of 10,500,000 shares of Common Stock at an initial exercise price of $0.35 per share, subject to the same adjustments as the conversion price under the Note. The Warrant may also be exercised by means of a “cashless exercise” in accordance with their terms. The Warrant will expire on the earlier of February 13, 2020 and the date of a change of control transaction.

Similar to the Note, the Warrant requires payments to be made by the Company for failure to deliver the shares of Common Stock issuable upon exercise. The Warrant also contains similar beneficial ownership limitations on exercise, including the restriction that the Purchaser may not exercise the Warrant to the extent that upon exercise, the Purchaser would own in excess of 4.99% of the Company’s outstanding shares of Common Stock. This percentage may be increased or decreased by the Purchaser upon providing 61 days’ prior written notice to the Company, except that any change will not be effective until the 61st day after such notice is delivered to the Company.

In addition, if at any time while the Warrant is outstanding, the Company issues or sells any Common Stock equivalents or rights to purchase securities of the Company, then the Purchaser shall, upon exercise, have the right to acquire the same securities as if it had exercised the Warrant immediately before the date on which a record is taken for such grant or issuance, or, if no record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant or issuance of such purchase rights, subject to the beneficial ownership limitation then in effect under the Warrant.

Security Agreement and Subsidiary Guarantee

Pursuant to the Security Agreement, dated as of February 13, 2015, the Company’s obligations under the Note are secured by a first priority security interest in all of the assets and property of the Company, including up to 65% of the capital stock and other equity interests of SNAP Mobile Limited. Simultaneously with the execution of the Security Agreement, SNAP Mobile Limited executed a Subsidiary Guarantee in favor of the Purchaser supporting the Company’s performance under the Note.

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Advisory Services Agreement

Simultaneously with the execution of the Purchase Agreement, the Company entered into that certain Advisory Services Agreement (the “Advisory Agreement”) with Sigma Capital Advisors, LLC (the “Advisor”), pursuant to which the Advisor agreed to provide the Company with certain advisory and consulting services (the “Advisory Services”). In consideration of the performance of the Advisory Services, at the closing of the Private Placement, the Company issued to the Advisor 150,000 shares of Common Stock (the “Advisor Shares”) and a warrant to purchase up to 4,500,000 shares of Common Stock in the same form of the Warrant issued to the Purchaser pursuant to the Purchase Agreement (the “Advisor Warrant” and together with the Advisor Shares, the “Advisor Securities”). The Advisor is also entitled to piggy-back registration rights with respect to the Advisor Shares and the shares of Common Stock issuable upon exercise of the Advisory Warrant, which contain the same terms as the Purchaser’s registration rights under the Purchase Agreement. In addition, so long as the Note remains outstanding, the Company agreed to pay the Advisor a monthly cash fee of $10,000 per month, with the first payment payable on the closing date of the Private Placement, for an aggregate cash fee of $240,000. In the event of any prepayment or accelerated payment under the Note, the Company shall pay the difference between $240,000 and all advisory cash fees paid to the Advisor prior to such date of prepayment. Notwithstanding the foregoing, if the Note is converted in full (i) after February 13, 2016, the Advisor will not be entitled to any further advisory cash fees following such conversion or (ii) prior to February 13, 2016, the Company will only be required to pay aggregate advisory cash fees of up to $120,000.

The Advisory Agreement also provides that, in the event of any subsequent sale or issuance of equity securities by the Company with a per share price lower than the conversion price then in effect under the Note, the Company is required to pay the Advisor a one-time cash fee of $150,000 within 10 days of such event. The Company has also agreed to reimburse the Advisor for all out-of-pocket expenses reasonably incurred in connection with its performance of the Advisory Services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

On February 13, 2015, the Company issued the Investor Securities described in Item 1.01 of this Current Report on Form 8-K in exchange for aggregate gross proceeds of $3,000,000. The details of this transaction are described in Item 1.01, which is incorporated in its entirety by this reference into this Item 3.02.

The Investor Securities issued to the Purchaser were not registered under the Securities Act or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. The Purchaser is an accredited investor (as defined by Rule 501 under the Securities Act).

The Advisor Securities issued to the Advisor were not registered under the Securities Act or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. The Advisor is an accredited investor (as defined by Rule 501 under the Securities Act).

Item 8.01	Other Events.

On February 17, 2015, the Company issued a press release announcing the completion of the Private Placement disclosed in Item 1.01 above. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01	Financial Statements And Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated February 13, 2015, by and between Snap Interactive, Inc. and the Purchaser

10.2	Senior Secured Convertible Note issued February 13, 2015

10.3	Form of Common Stock Purchase Warrant issued February 13, 2015

10.4	Security Agreement, dated February 13, 2015, by and between Snap Interactive, Inc., SNAP Mobile Limited and the Purchaser

10.5	Subsidiary Guarantee, dated February 13, 2015, by SNAP Mobile Limited, in favor of the Purchaser

10.6	Advisory Services Agreement, dated February 13, 2015, by and between Snap Interactive, Inc. and Sigma Capital Advisors, LLC

99.1	Press release dated February 17, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2015

SNAP INTERACTIVE, INC.

	By:	/s/ Clifford Lerner
Clifford Lerner
President and Chief Executive Officer

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